UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2023

9 Meters Biopharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37797	27-3948465
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4509 Creedmoor Road, Suite 600, Raleigh, NC 27612
(Address of principal executive offices) (Zip Code)

(919) 275-1933
(Registrant’s telephone number, include area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.0001 Par Value	NMTR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.
As previously disclosed in the Current Report on Form 8-K filed on April 27, 2023 by 9 Meters Biopharma, Inc. (the “Company”), on April 26, 2023, the Company entered into a forbearance agreement (the “Forbearance Agreement”) with the holder (the “Holder”) of the Company’s amended and restated senior secured convertible note, originally issued on July 15, 2022, which was subsequently amended and restated on November 7, 2022, and further amended on January 12, 2023 (the “Note”). On May 18, 2023, the Holder and the Company agreed to amend the Forbearance Agreement (the “Amendment”) to (a) release $527,792.78 to the Company from the reserve account and reduce the restricted amount required to be held in such account under the terms of the Note to $1,075,000 and (b) extend the term of the Forbearance Agreement to the earliest of (i) May 29, 2023 or such later date agreed to by the Holder in writing, (ii) the occurrence of a default (other than the existing default) under the Note or related Note transaction documents, (iii) the Company receives notice from Nasdaq that its compliance plan is not accepted, or the Company’s common stock is delisted or halted from trading for more than one trading day, or (iv) the occurrence of a breach by the Company or its subsidiary of any of the representations, warranties, agreements or covenants.

Except as set forth above, all other terms, conditions and rights of the Forbearance Agreement, the Note and the related Note transaction documents remain in full force and effect, which were described in the Current Report on Form 8-K filed by the Company on June 30, 2022, the Quarterly Report on Form 10-Q filed by the Company on November 8, 2022, the Current Report on Form 8-K filed by the Company on January 13, 2023, and the Current Report on Form 8-K on April 27, 2023.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified by, the full text of such document, a copy of which is filed as Exhibit 10.1 and is incorporated by reference herein.

Item 2.04.	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

To the extent applicable, the information related to the Amendment set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
Exhibit 10.1	Amendment No. 1 to the Forbearance Agreement, dated May 18, 2023.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

9 Meters Biopharma, Inc.

Date: May 19, 2023	By:	/s/ Bethany Sensenig
Bethany Sensenig
Chief Financial Officer